                                                                   EXHIBIT 10.37

                            STOCKHOLDERS AGREEMENT
                            ----------------------


     This Stockholders Agreement (the "Agreement") is entered into as of March
                                       ---------
27, 1998 by and among Fountain View, Inc., a Delaware corporation (the "Company"), Robert Snukal ("RS"), Sheila Snukal ("SS"), William Scott ("Scott"),
 -------                    --                    --                    -----
Heritage Fund II, L.P. ("Heritage"), Heritage Investors II, L.L.C., Heritage
                         --------
Fund II Investment Corporation, Keith Abrahams, Stacy Abrahams, Joshua Snukal, Debbie Wickersham, Joan Chandler, Rosella Felipe, Rolando Abrina, John Padama, Myles Andrews, Martin Axel, Norbolita Sapiandante, Consolacion Padama, Barbara Gale, Debra Bowman, Robin Necke, HFV Holdings, LLC, Nassau Capital Partners II L.P., NAS Partners I LLC, Paribas North America, Inc., Phoenix Home Life Mutual Insurance Company, PMI Mezzanine Fund, L.P., GS Private Equity Partners, L.P., GS Private Equity Partners Offshore, L.P. and Sutro Investment Partners V, LLC and any Person who hereafter becomes a stockholder of the Company as provided herein, and is consented to by Scott's spouse, Karen B. Kaplan.

                                 Introduction
                                 ------------

       The purpose of this Agreement is to establish certain arrangements with respect to the management and operation of the Company and to grant certain rights and impose certain restrictions on the ownership of stock of the Company, which the parties agree are in their best interests and in the best interests of the Company.

     Capitalized terms used herein and not otherwise defined shall have the respective meanings given to them in Article VIII at the end of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein expressed, the parties hereto hereby agree as follows:


                                   ARTICLE I
                          BOARD OF DIRECTORS; VOTING

     Section 1.01.  Board Size.  At all meetings (and written actions in lieu of
     ------------   ----------
meetings) of stockholders of the Company at which the number of directors of the Company is to be determined, each Stockholder shall vote all of such Stockholder's Stock to fix the number of directors of the Company at the number specified by a Majority of Investors.

     Section 1.02.  Election of Directors.  At all meetings (and written actions
     ------------   ---------------------
in lieu of meetings) of stockholders of the
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Company at which directors are to be elected, each Stockholder shall vote all of such Stockholder's Stock to elect, as directors of the Company:

          (a)  RS Directors.  Two nominees of RS, which number shall be
               ------------
increased if necessary to insure that the nominees of RS constitute not less than twenty-five percent (25%) of the total number of directors (the "RS
                                                                      --
Directors"), as long as RS holds any shares of Stock.
---------

          (b)  Scott Directors.  One nominee of Scott (the "Scott Director"), as
               ---------------                              --------------
long as Scott holds any shares of Stock.

          (c)  Investor Directors.  Such number of nominees of a Majority of
               ------------------
Investors as may be designated by a Majority of Investors (the "Investor
                                                                --------
Directors").
---------

     Section 1.03.  Removal.  Each Stockholder agrees to vote such Stockholder's
     ------------   -------
Stock, at all meetings (and written actions in lieu of meetings) of stockholders of the Company, (a) to remove any RS Director, if so requested by RS, (b) to remove the Scott Director, if so requested by a Scott and (c) to remove any Investor Director, if so requested by a Majority of Investors. Each Stockholder agrees not to vote such Stockholder's Stock in favor of the removal of any director other than in accordance with the preceding sentence.

     Section 1.04.  Vacancies.  Each Stockholder agrees to vote such
     ------------   ---------
Stockholder's Stock, at all meetings (and written actions in lieu of meetings) of stockholders of the Company, (a) to fill any vacancy on the Board of Directors of the Company (the "Board") caused by the resignation or removal of
                               -----
any RS Director with a nominee selected by RS, (b) to fill any vacancy on the Board caused by the resignation or removal of the Scott Director with a nominee selected by Scott and (c) to fill any vacancy on the Board caused by the resignation or removal of any Investor Director with a nominee selected by a Majority of Investors.

     Section 1.05.  Meetings.  The Board will meet not less often than
     ------------   --------
quarterly. Each Director shall be given at least three days prior notice of any meeting and will be permitted to participate in any meeting by telephone. Any Director may call a meeting of the Board.

     Section 1.06.  Observation Rights.  An Investor shall be entitled to have
     ------------   ------------------
one observer present at any meeting of the Board if such Investor holds at least 75,000 shares of Common Stock (appropriately adjusted for stock splits, stock dividends, combinations and similar transactions) as of the date notice of such meeting is delivered. The Company shall give each Investor who is listed on the record books of the Company as holding the

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number of shares of Stock set forth above at least three days prior notice of any meeting so that each such Investor may designate an observer to be present at such meeting. No observer pursuant to this Section 1.06 shall have any right to vote upon any matters to be considered by the Board.

     Section 1.07.  Voting on Other Matters.  If requested by Heritage, for as
     ------------   -----------------------
long as Heritage holds more shares of Common Stock than any other Investor, the Stockholders agree to vote their Securities on all matters to be voted upon by holders of the Company's Securities as directed by Heritage, unless the effect of such matter on such Stockholder differs materially and adversely from the effect on Heritage. Each Stockholder hereby grants Heritage an irrevocable proxy, which is coupled with an interest, to vote such Stockholder's Securities as provided in this Section. Each Qualified Stockholder shall, if such Qualified Stockholder requests, be given an opportunity to be heard by Heritage for the purpose of discussing the exercise of such proxy, provided that such opportunity shall in no way limit the scope or validity of such proxy.


                                  ARTICLE II
                         SPECIAL PROVISIONS REGARDING
                             SERIES B COMMON STOCK

     Section 2.01.  General.  The Company has issued to RS and SS an aggregate
     ------------   -------
of 62,599 shares of Series B Common Stock and has issued to Scott 51,603 shares of Series B Common Stock pursuant to which the provisions of this Article II apply.

     Section 2.02.  Forfeiture of Series B Common Stock. Immediately prior to
     ------------   -----------------------------------
the consummation of a Trigger Event, a portion of the Series B Common Stock may be deemed to be entitled to remain outstanding as provided below, and upon such determination each share of Series B Common Stock that is not entitled to remain outstanding shall immediately be deemed to be forfeited by the holder thereof, without further action by the Company or the Stockholders, and shall thereafter not be outstanding. Upon any such forfeiture, the Company shall pay the holder thereof an amount equal to the price paid to the Company upon original issuance of such share. The aggregate number of shares of Series B Common Stock that are deemed to be entitled to remain outstanding shall be determined in accordance with Section 2.03 below. The number of shares of Series B Common Stock that are entitled to remain outstanding for each Stockholder who holds Series B Common Stock immediately prior to the consummation of a Trigger Event shall be (a) the total number of Series B Common Stock so held by such Stockholder multiplied by
(b) a fraction of which the numerator is the aggregate number

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of shares of Series B Common Stock that are entitled to remain outstanding and the denominator is 114,202.

     Section 2.03.  Determination of Number of Shares of Series B Common Stock
     ------------   ----------------------------------------------------------
that are Entitled to Remain Outstanding.  The aggregate number of shares of
---------------------------------------
Series B Common Stock that are entitled to remain outstanding shall be determined as follows in the circumstances indicated:

          (a)  Base Case Terminal Value. If, at the time of a Trigger Event, the
               ------------------------
Terminal Value (as hereinafter defined) of the Company is equal to or less than the Base Case, the number of shares of Series B Common Stock that are entitled to remain outstanding shall be 0.

          (b)  Mid Case Terminal Value.  If, at the time of a Trigger Event, the
               -----------------------
Terminal Value of the Company is equal to the Mid Case, the number of shares of Series B Common Stock that are entitled to remain outstanding shall be 81,739.

          (c)  Target Case Terminal Value.  If, at the time of a Trigger Event,
               --------------------------
the Terminal Value of the Company is equal to or greater than the Target Case, the number of shares of Series B Common Stock that are entitled to remain outstanding shall be 114,202.

          (d)  Intermediate Cases.  If, at the time of a Trigger Event, the
               ------------------
Terminal Value of the Company is more than the Base Case but less than the Mid Case, the number of shares of Series B Common Stock that are entitled to remain outstanding shall be adjusted ratably between the amount specified in Subsection
(a) above and the amount specified in Subsection (b) above. If, at the time of a Trigger Event, the Terminal Value is more than the Mid Case but less than the Target Case, the number of shares of Series B Common Stock that are entitled to remain outstanding shall be adjusted ratably between the amount specified in Subsection (b) above and the amount specified in Subsection (c) above.

          (e) Definition of Base Case, Mid Case and Target Case. As used herein,
              -------------------------------------------------
"Base Case", "Mid Case" and "Target Case" shall have the meanings specified on
 ---------    --------       -----------
Exhibit 2.03 hereto, on the respective dates indicated.  The Base Case, Mid Case
------------
and Target Case Terminal Value targets for forfeiture of Series B shares may be changed by the Board to reflect acquisitions, dispositions, start-ups and other transactions not in the ordinary course, provided that in selecting the new targets the members of the Board approving such changes believe in good faith that the new targets are broadly consistent with the valuation methodology applied in determining the initial Terminal Value targets set forth on Exhibit
                                                                       -------
2.03 hereto.  Prompt notice of any change in the
----

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Terminal Value targets will be given by the Company to each record holder of shares of Series B Common Stock.

          (f)  Definition of Terminal Value.  As used herein, "Terminal Value"
               ----------------------------                    --------------
shall mean the following:

               (i) In the case of a Trigger Event which is a registered, underwritten public offering of shares of common stock of the Company (a

     "Public Offering"), Terminal Value shall mean the aggregate value of all
     ----------------
     Common Stock and equivalents of the Company, based on the price per share at which shares of Common Stock are to be sold to the public in such offering, determined immediately prior to such offering.

               (ii) In the case of any other Trigger Event, Terminal Value shall mean the aggregate net proceeds (including the fair market value of any property) distributable in respect of all Common Stock and equivalents of the Company from the transaction giving rise to such Trigger Event.

               (iii)  Definition of Trigger Event.  As used herein, "Trigger
                      ---------------------------                    -------
     Event" shall mean any of the following: (A) the closing of a Public
     -----
     Offering, (B) the sale of Stock in a single transaction or a series of related transactions, or a merger or consolidation of the Company as a result of which a majority of the outstanding Stock is not held by the initial parties to this Agreement and their transferees under clauses (a) through (f) of the definition of "Permitted Transfers", or (C) the sale of
                                       -------------------
     all or substantially all of the consolidated assets of the Company and its Subsidiaries, approved as required by this Agreement.

          (g) Certain Events.  In the event of any stock split, stock dividend,
              --------------
combination or other similar transaction affecting the Series B Common Stock, the share numbers contained in this Article shall be appropriately adjusted by the Board.


                                  ARTICLE III
                               PREEMPTIVE RIGHTS

     Section 3.01.  Notice of Issuance.  The Company will give each Qualified
     ------------   ------------------
Stockholder (as hereinafter defined) at least 20 business days prior written notice of any proposed sale or issuance by the Company of any Securities, except for Exempt Issuances (as hereinafter defined). Such notice will identify the Securities to be issued, the approximate date of issuance, and the price and other terms and conditions of the issuance.

Such notice will also include an offer (the "Offer") to transfer to each
                                             -----
Qualified Stockholder its Proportionate Percentage (as hereinafter defined) of such Securities (the "Offered Securities") at the price and on the other terms
                      ------------------
as are proposed for such sale or issuance, which Offer by its terms shall remain open for a period of 15 business days from the date of receipt of such notice and which offer may be accepted by any such Qualified Stockholder in such Qualified Stockholder's sole discretion. The Offer will also specify each Qualified Stockholder's Proportionate Percentage, and the manner in which it was determined.

     Section 3.02.  Acceptance.  Each Qualified Stockholder shall give notice to
     ------------   ----------
the Company of such Qualified Stockholder's intention to accept an Offer prior to the end of the 15-day period of such Offer, setting forth the portion of the Offered Securities which such Qualified Stockholder elects to purchase and specifying the maximum number of additional Securities such Qualified Stockholder is willing to purchase if any other Qualified Stockholder declines to purchase all of such other Qualified Stockholder's Offered Securities. If any Qualified Stockholder fails to subscribe for such Qualified Stockholder's Proportionate Percentage of the Offered Securities, the other subscribing Qualified Stockholders shall be entitled to purchase such Offered Securities as are not subscribed for by such Qualified Stockholder, up to the number of additional Securities specified in their notice in the same relative proportion in which they were initially entitled to purchase the Offered Securities. The Company shall notify each Qualified Stockholder within five days following the expiration of the 15-day period described above of the additional amount of Offered Securities which each Qualified Stockholder may purchase pursuant to the foregoing sentence and each Qualified Stockholder shall then have five days from the delivery of such notice to indicate such additional amount, if any, that such Qualified Stockholder wishes to purchase.

     Section 3.03.  Sale to Qualified Stockholders.  Upon the closing of any
     ------------   ------------------------------
sale or issuance as to which the Company has given notice under Section 3.01, the Qualified Stockholders shall purchase from the Company, and the Company shall sell to the Qualified Stockholders the Offered Securities subscribed for by the Qualified Stockholders at the price and on the terms specified in the Offer, which shall be the same price and terms at which all other Persons acquire such Securities in connection with such sale or issuance.

     Section 3.04.  Sale to Third Parties.  If, but only if, the Qualified
     ------------   ---------------------
Stockholders do not subscribe for all of the Offered Securities, the Company shall have 150 days from the end of the foregoing 15- or five-day period, whichever is applicable, to sell all or any part of such Offered Securities as to which Qualified Stockholders have not accepted an Offer to any other Persons, at a price and on terms and conditions which are no more favorable to such other Persons or less favorable to the Company than those set forth in the Offer. Any Offered Securities not purchased by the Qualified Stockholders or other Persons in accordance with Sections 3.03 and 3.04 may not be sold or otherwise disposed of until they are again offered to the Stockholders under the procedures specified in this Article III.

     Section 3.05.  Exempt Issuances.  As used herein, "Exempt Issuances" means
     ------------   ----------------                    ----------------
(a) the issuance of Stock and Stock Equivalents to current employees, consultants and directors of the Company or its subsidiaries (or to former employees, consultants and directors of the Company or its subsidiaries pursuant to the exercise of outstanding stock options or similar rights), (b) the issuance of shares of Stock upon the conversion or exercise of Stock Equivalents as to which the Company complied with the provisions of this Article or was not required to comply such provisions, including without limitation the issuance of Common Stock upon the exercise of warrants to purchase Series C Common Stock issued on or about the date hereof, and (c) the issuance of Securities which the Board determines in good faith should not, in the best interests of the Company, be subject to the provisions of this Article, provided that none of such Securities are being issued to Heritage or its Affiliates.


                                  ARTICLE IV
                             TRANSFER RESTRICTIONS
                               FOR STOCKHOLDERS

     Section 4.01.  No Transfer.  No Stockholder (other than Heritage, as to
     ------------   -----------
which this Article IV shall not apply) may sell, pledge, give, assign, distribute, hypothecate, mortgage or transfer (all hereinafter referred to as "transfer") any Securities owned by such Stockholder, directly or indirectly, to
---------
any other person or entity, except (a) in the case of Management Stockholders, after the fourth anniversary of the date hereof (or, in the case or RS, the earlier date, if any, on which his employment with the Company is terminated by the Company without cause (other than upon death or disability pursuant to his employment agreement with the Company) and upon compliance with the other provisions of this Article IV, (b) in the case of Investors, other than Heritage, upon compliance with the other provisions of this Article IV, or (c) in a Permitted Transfer (as hereinafter defined) without compliance with the other provisions of this Article IV.

     Section 4.02.  Offer to Company and Qualified Stockholders.  If a
     ------------   -------------------------------------------
Stockholder (the "Transferring Stockholder") desires to
                  ------------------------
transfer any of such Stockholder's Securities, such Stockholder shall first offer such Securities to the Company and the other Qualified Stockholders by written notice (the "Initial Notice") stating the Securities such Stockholder
                     --------------
desires to transfer and the proposed price (expressed in dollars) and terms of transfer (which shall be for cash payable upon the transfer). The Company and each of the other Qualified Stockholders shall then have 30 days within which to give notice (the "Return Notice") of the maximum number of such Securities they
                  -------------
wish to acquire at the specified price and terms. Copies of each Return Notice shall be sent to the Company, to the Transferring Stockholder and to each other Qualified Stockholder.

     The Company shall be entitled to purchase any or all of the Securities offered. If the Company elects to purchase fewer than all of the Securities offered, each Qualified Stockholder (other than the Transferring Stockholder) shall be entitled to acquire a pro rata portion of the balance of the Securities remaining, determined in accordance with their Proportionate Percentages. If any Qualified Stockholder elects to acquire less than such Qualified Stockholder's pro rata portion of the available Securities, the other Qualified Stockholders may acquire a pro rata portion of the balance of the Securities remaining.

     The Company and the Qualified Stockholders shall not be entitled to acquire any Securities from the Transferring Stockholder unless they have elected, in the aggregate, to purchase all of the Securities specified in the Initial Notice.

     Section 4.03.  Payment.  The Company shall, at the close of the 30-day
     ------------   -------
period provided in Section 4.02 for delivery of the Return Notice, confirm by notice the Securities to be acquired by each Qualified Stockholder and by the Company. Payment for such Securities shall be delivered within 30 days thereafter at the price and on the terms specified in the Initial Notice, against receipt from the Transferring Stockholder of certificates for the Securities purchased, duly endorsed for transfer, free and clear of all liens, restrictions, claims and encumbrances, except as provided in this Agreement and under applicable securities laws.

     Section 4.04.  Right to Sell.  If, at the close of the 30-day period
     ------------   -------------
provided in Section 4.02 for delivery of the Return Notice, the Company and the other Qualified Stockholders have not sent notice of their intention to acquire, in the aggregate, all of the Securities offered, the Transferring Stockholder shall have 120 days to transfer the Securities specified in the Initial Notice at the price and on the terms set forth in the Initial Notice, or at a higher price than the price specified therein. After the expiration of 120 days the Transferring Stockholder may not transfer such Securities unless and until they are again offered to the Company and the other Qualified Stockholders under the procedures specified in this Article IV, where applicable.

     Section 4.05.  Legends.  All certificates or instruments representing
     ------------   -------
Securities issued to any party to this Agreement shall bear substantially the following legends:

     THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED IN THE ABSENCE OF EFFECTIVE REGISTRATION STATEMENTS COVERING SUCH SECURITIES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS THE HOLDER SHALL HAVE OBTAINED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER OBLIGATIONS CONTAINED IN A STOCKHOLDERS AGREEMENT BETWEEN THE COMPANY AND CERTAIN OF ITS STOCKHOLDERS, A COPY OF WHICH IS ON FILE WITH THE COMPANY AND WILL BE FURNISHED WITHOUT COST TO THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.


                                   ARTICLE V
                             TRANSFERS BY HERITAGE

     Section 5.01.  Co-Sale Rights.  If Heritage determines to transfer,
     ------------   --------------
including without limitation any transfer pursuant to a merger, consolidation or other business combination of the Company or any subsidiary with another person or entity (except pursuant to a Public Offering), all or a portion of the Common Stock held by it (any such transfer being referred to herein as a "Heritage
                                                                   --------
Transfer Event"), Heritage shall give prior notice thereof (the "Transfer Event
--------------                                                   --------------
Notice") to the other Qualified Stockholders, indicating the overall value of
------
the Company implied by the transfer, the Securities to be transferred and the value of such Securities in the proposed transfer, which value will be determined by taking the overall Company value stated in the notice and allocating that value among the Company's outstanding Securities in accordance with the liquidation provisions of the Certificate of Incorporation.

     Each other Qualified Stockholder shall have the right, by giving notice thereof to Heritage within 20 days after receipt of the Transfer Event Notice, to include in such transfer the same proportion of its holdings of each class of Securities as Heritage transfers of its holdings of Common Stock in such transaction; provided, that each holder of Preferred Stock shall be entitled to include all of such holder's shares of Preferred Stock in any such transfer that constitutes a Trigger Event. Except as provided below, Heritage will not transfer any Securities in a transaction covered by this Section 5.01 unless the transferee also acquires any Securities requested by the other Qualified Stockholders pursuant to the preceding sentence to be included in such transfer, at the applicable values determined in accordance with the preceding paragraph (except as provided in Section 5.04 below) and terms specified in the Transfer Event Notice and in the same form of consideration received by Heritage, and as to which the other Qualified Stockholders comply with the following paragraph. In the event that more Securities are requested to be included in any transfer under this Section 5.01 than the transferee is willing to purchase, the Securities to be transferred by Heritage and the other Qualified Stockholders to such transferee shall be reduced pro rata among Heritage and such other Qualified Stockholders based on the number of Securities requested to be included in such transfer (and subject to the prior rights of holders of Preferred Stock to transfer their shares in a Trigger Event).

     Heritage shall have 150 days after the close of the 20-day period specified above to transfer the Securities described in the Transfer Event Notice at the price (except as provided in Section 5.04 below) and on the terms specified therein, together with any additional Securities to be included in such transfer pursuant to the preceding paragraph. Any Qualified Stockholder whose Securities are being transferred pursuant hereto, in order to be entitled to have such Securities transferred, shall deliver on no less than five business days notice from Heritage, at the time and place specified by Heritage, certificates representing the Securities to be transferred, duly endorsed for transfer to the transferee designated by Heritage, free and clear of all liens, restrictions, claims and encumbrances, except as provided in this Agreement and under applicable securities laws.

     Notwithstanding the foregoing, (a) this Section shall not apply to transfers by Heritage to its partners which are required by its Agreement of Limited Partnership, as amended, if such partners become parties to this Agreement, and (b) no shares of Series B Common Stock may be included in any transfer covered by this Section unless the transfer constitutes a Trigger Event.

     Section 5.02.  Required Transfers.  Each Stockholder agrees, at Heritage's
     ------------   ------------------
request and upon not less than 20 days prior notice from Heritage, to transfer in any transaction constituting a Heritage Transfer Event which occurs on or after the occurrence of a Trigger Event (other than any transfer to an Affiliate of Heritage), at a price (except as provided in Section 5.04 below) and on terms determined in the manner applicable to transfers under Section 5.01, the same proportion of its holdings of each class of Securities as Heritage transfers of its holdings of Common Stock in such transaction, except that the holders of Preferred Stock may elect, if such Heritage Transfer Event involves a Trigger Event, to transfer all shares of Preferred Stock held by them in such transaction.

     Upon receipt of notice from Heritage under this Section, each Stockholder shall deliver, on not less than five business days notice from Heritage, at the time and place specified by Heritage, certificates representing the Securities to be transferred, duly endorsed for transfer to the transferee designated by Heritage, free and clear of all liens, restrictions, claims and encumbrances, except as provided in this Agreement and under applicable securities laws.

     Section 5.03.  Certain Obligations Relating to Transfer Events.  The
     ------------   -----------------------------------------------
Stockholders will (a) cooperate with Heritage in all respects in the consummation of any Heritage Transfer Event, (b) vote their Securities in favor of any Heritage Transfer Event, if requested by Heritage, and (c) execute all agreements, documents and instruments required by Heritage, which agreements, documents and instruments will be substantially similar to those executed by Heritage to consummate such Heritage Transfer Event, provided, however, that any
                                                     --------  -------
indemnification obligations of the Investors shall be several and not joint and that such indemnification obligations shall be limited for each Investor to the amount of proceeds received by such Investor in such Heritage Transfer Event.

     Section 5.04.  Treatment of Stock Equivalents.  For purposes of Sections
     ------------   ------------------------------
5.01 and 5.02, Stock Equivalents shall be deemed to be the same class of Stock as the Securities for which they are exercisable or into which they are convertible, but the price payable for them in connection with a Heritage Transfer Event shall be reduced by the exercise price thereof or other consideration required to be paid to the Company to acquire the underlying Stock.


                                  ARTICLE VI
                            INITIAL PUBLIC OFFERING

     Section 6.01.  Recapitalization in Connection with Initial Public Offering.
     ------------   -----------------------------------------------------------
Notwithstanding anything to the contrary contained in this Agreement or in the Certificate of Incorporation, in connection with an initial Public Offering of the Company, the Company will recapitalize its Common Stock into a single class of Common Stock effective immediately prior to such Public Offering, in accordance with Section 6.02. In connection with any such recapitalization, the Stockholders will

(a) cooperate with a Majority of Investors in all respects and enter into any transaction reasonably required to effect such recapitalization, (b) vote their Stock in favor of any such transaction reasonably required to consummate such recapitalization, if requested by a Majority of Investors, and not exercise any dissenter's rights or rights to seek an appraisal under Delaware law in connection with such recapitalization effective upon the initial Public Offering, and (c) execute all agreements, documents and instruments reasonably required by a Majority of Investors, consistent with this Section 6.01, whereby such Stockholders shall (i) undertake all actions reasonably necessary to effectuate the recapitalization of its Common Stock into a single class of Common Stock and (ii) agree not to sell, grant any option for the purchase of, or otherwise dispose of any Securities (other than those included in such registration) for such period as may be requested by the managing underwriter of any public offering of the Company's Securities (not to exceed (A) 180 days thereafter, in the case of the initial public offering of the Company's Common Stock or (B) 90 days thereafter, in the case of any other registration).

     Section 6.02.  Determination of Number of Shares.  Upon such
     ------------   ---------------------------------
recapitalization, each share of Common Stock (including, in the case of Series B Common Stock, only shares that are entitled to remain outstanding in accordance with Article II) will be converted into a number of shares of Common Stock determined by dividing (a) the amount that would be distributed in respect of such share upon a liquidation of the Company in accordance with the Certificate of Incorporation, assuming an amount of cash available to distribute equal to the aggregate value of all common equity and equivalents of the Company (but not any preferred stock) immediately prior to such Public Offering, based on the price per share at which shares of Common Stock are to be sold to the public in such Public Offering (the "Per Share Offering Price"), by (ii) the Per Share
                           ------------------------
Offering Price. In order to facilitate the Public Offering, the Board may determine in good faith its estimate of the Per Share Offering Price in advance of the Public Offering, and the parties agree that the foregoing adjustment may be made on the basis of that estimate. Each share of Series B Common Stock not entitled to remain outstanding in accordance with Article II will be canceled.

     Section 6.03.  Termination.  This Agreement will terminate upon the
     ------------   -----------
consummation of an initial Public Offering by the Company.


                                  ARTICLE VII
                                 MISCELLANEOUS

     Section 7.01.  Affiliate Transactions.  The Company will not, and will not
     ------------   ----------------------
permit any of its subsidiaries to, engage in any transaction with any Affiliate of the Company other than (a) as expressly contemplated by this Agreement, (b) issuances of securities in compliance with (or which are exempt from) Article III or (c) those transactions that are on a commercially-reasonable, arms-length basis and that are approved by a disinterested majority of the Board.

     Section 7.02.  Information. The Company will provide to each Qualified
     ------------   -----------
Stockholder the following reports:

          (a) Monthly Reports.  As soon as available, a consolidated balance
              ---------------
sheets of the Company as at the end of such period and the related consolidated statement of operations for such period and for the portion of the Company's fiscal year ended on the last day of such month, in each case setting forth in comparative form the corresponding figures for the same period and portion of the next preceding fiscal year.

          (b) Quarterly Reports.  As soon as available, a consolidated balance
              -----------------
sheet of the Company as at the end of such period and the related consolidated statements of operations, stockholders' equity and cash flows for such period and for the portion of the Company's fiscal year ended on the last day of such quarter, in each case setting forth in comparative form the corresponding figures for the same period.

          (c) Annual Reports.  As soon as available, a consolidated balance
              --------------
sheet of the Company as at the end of such year and the related consolidated statements of income, stockholders' equity and cash flows for such year, in each case setting forth in comparative form the corresponding figures for the next preceding fiscal year, accompanied by the report on such consolidated financial statements of national independent certified public accountants selected by the Board.

          (d) Securities Filings.  As promptly as practicable and in any event
              ------------------
within five days after the same are available, copies of all periodic and special reports, documents and registration statements which the Company furnishes or files with the Securities and Exchange Commission or any securities exchange.

          (e) Board of Directors Information.  As promptly as practicable,
              ------------------------------
copies of all information furnished by the Company to its directors in connection with meetings of the Board.

          (f) Other Information.  Such other information relating to the Company
              -----------------
as from time to time may reasonably be requested.

     Section 7.03.  Inspection.  The Company will permit any person designated
     ------------   ----------
by a Qualified Stockholder, on reasonable notice and during normal business hours, to visit and inspect any of the properties, books and records of the Company or its subsidiaries and to discuss issues relating to the Company with the Company's management.

     Section 7.04.  Other Activities of Stockholders and Directors.  The
     ------------   ----------------------------------------------
Stockholders and their Affiliates may engage in and possess interests in other business ventures and investment opportunities, except as provided in any employment agreement between such Stockholder and the Company. Neither the Company nor any other Stockholder shall have any rights in or to such ventures or opportunities or the income or profits therefrom by reason of this Agreement.

     Section 7.05.  Option Pool.  Following the merger of FV-SCC Acquisition
     ------------   -----------
Corp., a wholly-owned subsidiary of the Company, into Summit Care Corporation, the Company expects to create and put into effect a management option program to provide incentives to employees, other than RS and Scott.

     Section 7.06.  Failure to Deliver Securities.  If any Stockholder fails to
     ------------   -----------------------------
deliver any Securities to be acquired, Transferred or exchanged hereunder, the acquiror may elect to establish a segregated account in the amount of the price to be paid therefor, such account to be turned over to such Stockholder upon delivery of instruments Transferring the Securities. If a segregated account is so established, the Company shall take such action as is appropriate to Transfer record title to the Securities from such Stockholder to the acquiror. Each Stockholder hereby irrevocably grants the Company a power of attorney to effectuate the purposes of this Section.

     Section 7.07.  Requirement to Sign Agreement.  Unless waived by the Board,
     ------------   -----------------------------
notwithstanding anything to the contrary contained in this Agreement, no Person shall acquire any Securities, whether by Transfer from a Stockholder, issuance by the Company or otherwise, and whether or not any such Securities are subject to vesting or similar restrictions, unless such Person first becomes a signatory to this Agreement as a Stockholder, agreeing to be bound by all the terms of this Agreement. The Company shall not issue any Securities or transfer any Securities on its books which have been issued or transferred in violation of this Agreement, or treat as the owner of such Securities, or accord the right to vote as such owner or pay dividends to, any Person to which any such Securities shall have been issued or transferred in violation of this Agreement.

     Section 7.08.  Exercise of Contractual Rights.  The Company and its
     ------------   ------------------------------
Stockholders recognize, acknowledge and agree that the

Stockholders have substantial financial interests in the Company to preserve and that the exercise by them of any of their respective rights under this Agreement or any of the other agreements contemplated hereby shall not be deemed to constitute a lack of good faith, a breach of fiduciary duties or unfair dealing.

     Section 7.09.  Specific Enforcement.  Each Stockholder expressly agrees
     ------------   --------------------
that the other Stockholders and the Company would be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms or provisions of this Agreement by any Stockholder, the other Stockholders and the Company shall, in addition to all other remedies, each be entitled to a temporary or permanent injunction, and/or decree for specific performance, in accordance with the provisions hereof, without the necessity of proof of actual charges or the posting of a bond or other security.

     Section 7.10.  Successors and Assigns.  Subject to the restrictions on
     ------------   ----------------------
Transfers set forth herein, this Agreement shall be binding upon and shall inure to the benefit of the Stockholders and their respective successors, successors-in-title, heirs and assigns, and each and every successor-in-interest to any Stockholder shall hold all Securities subject to all of the terms and provisions of this Agreement. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of any Stockholder, or any creditor of the Company other than a Stockholder who is such a creditor of the Company.

     Section 7.11.  Waivers, Amendments, Etc.  Except as otherwise provided
     ------------   ------------------------
herein, no waiver, modification or amendment of this Agreement shall be valid or binding unless such waiver, modification or amendment is in writing and duly executed by (a) the Company, (b) Heritage, (c) a Majority of Investors (other than Heritage) as to which the effect of such waiver, modification or amendment
(A) differs in a material and adverse manner from the effect on Heritage, or (B) would eliminate any of the material rights of such Investors provided for in this Agreement, including but not limited to any rights under Sections 7.02 or
7.03 hereof, or create any material additional obligation for such Investors, and (d) a Majority of Management Stockholders as to which the effect of such waiver, modification or amendment (A) differs in a material and adverse manner from the effect on Heritage, or (B) would eliminate any of the material rights of such Management Stockholders provided for in this Agreement, including but not limited to any rights under Sections 7.02 or 7.03 hereof, or create any material additional obligation for such Management Stockholders.
Notwithstanding the foregoing, any waiver, modification or amendment which requires any Investor or Management Stockholder to make additional cash contributions to the Company shall require the consent of such Investor or Management Stockholder.

     Section 7.12.  Notices.  All notices under this Agreement shall be in
     ------------   -------
writing. Any notice shall be deemed to have been duly given upon receipt if delivered personally, mailed, certified mail, return receipt requested, sent by facsimile, with verification of receipt and written confirmation provided by another means permitted hereunder, or sent by nationally recognized overnight delivery service, to the parties hereto at the addresses set forth on Exhibit A.
                                                                      ---------
Upon notice from any Stockholder of a change in address, the Board will cause Exhibit A to be amended to reflect the new address of such Stockholder. The
---------
address of any new Stockholder shall be added by the Board to Exhibit A.
                                                              ---------

     Section 7.13.  Governing Law.  This Agreement and the rights and
     ------------   -------------
obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts and with the General Corporation Law of the State of Delaware. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or invalid under any such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating or nullifying the remainder of such provision or any other provisions of this Agreement.

     Section 7.14.  Headings.  The headings of Articles and Sections herein are
     ------------   --------
inserted for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     Section 7.15.  Counterparts.  This Agreement may be executed in any number
     ------------   ------------
of counterparts, and with counterpart signature pages, all of which together shall for all purposes constitute one Agreement, binding on the Company and all the Stockholders notwithstanding that not all Stockholders have signed the same counterpart. Any of the initial parties to this Agreement listed in the preamble hereto who does not sign a counterpart signature page to this Agreement on the date hereof may become a party to this Agreement after the date hereof by signing a counterpart signature page hereto.

     Section 7.16.  Entire Agreement.  This Agreement embodies the entire
     ------------   ----------------
agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter, including without limitation (a) the Agreement dated as of February 6, 1998 by and among the Company, RS, SS, Scott and

Heritage Fund II, L.P. and (b) the Stockholders Agreement dated as of August 1, 1997 originally by and among the Company, RS, SS and Heritage Fund II Investment Corporation.


                                 ARTICLE VIII
                                  DEFINITIONS

     For purposes of this Agreement, the following terms shall have the following respective meanings:

     Act shall have the meaning specified in Section 4.05.
     ---

     Affiliate shall have the meaning given to it in Rule 405 promulgated under
     ---------
the Securities Act.

     Agreement shall mean this Stockholders Agreement, as amended from time to
     ---------
time.

     Base Case shall have the meaning specified in Section 2.03.
     ---------

     Board shall have the meaning specified in Section 1.04.
     -----

     Business Day shall mean any day on which businesses are generally open in
     ------------
Los Angeles, California.

     Certificate of Incorporation shall mean the Certificate of Incorporation of
     ----------------------------
the Company, as amended from time to time.

     Code shall mean the Internal Revenue Code of 1986, as amended.
     ----

     Common Stock shall mean all classes and series of common stock of the
     ------------
Company.

     Company shall have the meaning specified in the Preamble, and shall also
     -------
include any successor entity to the Company.

     Exempt Issuances shall have the meaning specified in Section 3.05.
     ----------------

     Heritage shall have the meaning specified in the preamble to this
     --------
Agreement.

     Initial Notice shall have the meaning specified in Section 4.02.
     --------------

     Investors shall mean Heritage, Heritage Investors II L.L.C., Heritage Fund
     ---------
II Investment Corporation, HFV Holdings, LLC, Nassau Capital Partners II L.P., NAS Partners I LLC, Paribas North America, Inc., Phoenix Home Life Mutual Insurance Company,

PMI Mezzanine Fund, L.P., GS Private Equity Partners, L.P., GS Private Equity Partners Offshore, L.P. and Sutro Investment Partners V, LLC and each other Stockholder that first becomes a Stockholder as a result of acquiring Stock from Heritage or from another Investor.

     Investor Directors shall have the meaning specified in Section 1.02.
     ------------------

     Majority of Management Stockholders shall mean Management Stockholders who
     -----------------------------------
hold a majority of the Common Stock held by all Management Stockholders.

     Majority of Investors shall mean Investors who hold a majority of the
     ---------------------
Common Stock held by all Investors; provided that any decision, determination or actions to be made or taken by a Majority of Investors shall be made or taken by Heritage as long as Heritage holds more shares of Common Stock than any other Investor.

     Management Stockholders shall mean all Stockholders that are not Investors.
     -----------------------

     Mid Case shall have the meaning specified in Section 2.03.
     --------

     Offer shall have the meaning specified in Section 3.01.
     -----

     Offered Securities shall have the meaning specified in Section 3.01.
     ------------------

     Permitted Transfers shall mean any of the following:
     -------------------

          (a) Transfers of Securities of a Stockholder to the trustees of a trust revocable by such Stockholder alone, the beneficiaries of which consist solely of such Stockholder and transferees enumerated in clause (d) below;

          (b) Transfers of Securities between a Stockholder and such Stockholder's guardian or conservator;

          (c) Transfers of Securities of a deceased Stockholder to such Stockholder's executors or administrators or to trustees under such Stockholder's will and thereafter to transferees enumerated in clause (d) below;

          (d) Transfers of Securities of a Stockholder to the spouse of such Stockholder, to any of such Stockholder's children or their issue (or to custodians for the benefit of minor children or issue), or to such Stockholder's parents or siblings;

          (e) Transfers of Securities by any Stockholder which is a corporation, partnership, limited liability company or other entity to any owner or Affiliate of such Stockholder, provided that such Stockholder may not transfer Securities to more than (i) a total of five (5) of its owners or Affiliates pursuant to this clause (e) before January 1, 2004 (unless such transfer relates to a liquidation or winding-up of such Stockholder, in which case the maximum number specified in this clause (i) shall be 16), and (ii) a total of fifteen (16) of its owners or Affiliates pursuant to this clause (e) after January 1, 2005;

          (f) Transfers of Securities by Heritage Fund II Investment Corporation to any other Person within one year of the date hereof; and

          (g) Transfers of Securities pursuant to Articles II, V or VI;

provided, however that Securities Transferred pursuant to clauses (a) - (e) may
--------
not be further Transferred under such clauses except to a Person that would have been a permitted transferee thereof from the initial Stockholder who held such Securities.

     Per Share Offering Price shall have the meaning specified in Section 6.03.
     ------------------------

     Person shall mean any natural person, corporation, limited liability
     ------
company, partnership, trust or other entity.

     Proportionate Percentage of a Stockholder shall mean a fraction of which
     ------------------------
(a) the numerator is the number of then outstanding shares of Common Stock held by such Stockholder, on a fully-diluted basis, and (b) the denominator is the total number of then outstanding shares of Common Stock, on a fully-diluted basis.

     Public Offering shall have the meaning specified in Section 2.03.
     ---------------

     Qualified Stockholder shall mean any Stockholder then holding more than
     ---------------------
10,000 shares of Stock (assuming the exercise or conversion of all Stock Equivalents held by such Stockholder, and appropriately adjusted for stock splits, stock dividends, combinations and other similar transactions); provided that (a) all shares of Stock held by a Stockholder and any transferees of such Stockholder under clause (e) of the definition of Permitted Transfers shall be aggregated for purposes of determining whether any of them is a Qualified Stockholder, (b) all shares of Stock held by GS Private Equity Partners, L.P. and GS Private Equity Partners Offshore, L.P. shall be aggregated for purposes of determining whether any of them is a Qualified Stockholder, and (c) all shares of Stock held by Nassau Capital Partners II L.P.

and NAS Partners I LLC shall be aggregated for purposes of determining whether any of them is a Qualified Stockholder.

     Return Notice shall have the meaning specified in Section 4.02.
     -------------

     RS shall mean Robert Snukal.
     --

     Scott shall mean William Scott.
     -----

     Securities shall mean all Stock, Stock Equivalents and all other equity
     ----------
securities of the Company, and any debt securities issued together with warrants or similar rights.

     Securities Act shall mean the Securities Act of 1933, as amended.
     --------------

     Series A Common Stock shall mean any of the Series A Common Stock and any
     ---------------------
Stock into which any of the same shall have been converted or exchanged.

     Series B Common Stock shall mean any of the Series B Common Stock and any
     ---------------------
Stock into which any of the same shall have been converted or exchanged.

     Series C Common Stock shall mean any of the Series C Common Stock and any
     ---------------------
Stock into which any of the same shall have been converted or exchanged.

     SS shall mean Sheila Snukal.
     --

     Stock shall mean all outstanding capital stock of the Company.
     -----

     Stock Equivalents shall mean any equity or debt security convertible into
     -----------------
or exchangeable for any Stock, or any right, warrant or option to acquire any Stock or such convertible or exchangeable equity interest or security.

     Stockholder shall mean each Person who holds any Stock.
     -----------

     Target Case shall have the meaning specified in Section 2.03.
     -----------

     Terminal Value shall have the meaning specified in Section 2.03.
     --------------

     transfer shall have the meaning specified in Section 4.01.
     --------

     Transferring Stockholder shall have the meaning specified in Section 4.02.
     ------------------------

     Trigger Event shall have the meaning specified in Section 2.03.
     -------------

     IN WITNESS WHEREOF, the parties hereto have signed and sworn to this Agreement as of the date first above written.

FOUNTAIN VIEW, INC.



By: /s/ Robert Snukal               /s/ Robert Snukal
   ---------------------------      ------------------------------
    Robert Snukal, President        Robert Snukal



 /s/ William Scott                  /s/ Sheila Snukal
------------------------------      ------------------------------
William Scott                       Sheila Snukal


HERITAGE INVESTORS II, L.L.C.       HERITAGE FUND II, L.P.
By Heritage Partners Management     By HF Partners II, L.L.C.,
   Company Inc., its manager              its general partner


By: [SIGNATURE ILLEGIBLE] ^^        By: [SIGNATURE ILLEGIBLE] ^^
   ---------------------------      ------------------------------
                      (title)                               (title)


/s/ Keith Abrahams                  Stacy Abrahams
------------------------------      ------------------------------
Keith Abrahams                      Stacy Abrahams


/s/ Joshua Snukal                   HERITAGE FUND II
------------------------------      INVESTMENT CORPORATION
Joshua Snukal


/s/ Debbie Wickersham               By: [SIGNATURE ILLEGIBLE] ^^
------------------------------         ---------------------------
Debbie Wickersham                                           (title)


/s/ Joan Chandler                   /s/ Rosellla Felipe
------------------------------      ------------------------------
Joan Chandler                       Rosella Felipe


/s/ Rolando Abrina                  /s/ John Padama
------------------------------      ------------------------------
Rolando Abrina                      John Padama


/s/ Myles Andrews                   /s/ Martin Axel
------------------------------      ------------------------------
Myles Andrews                       Martin Axel


/s/ Norbolita Sapiandante           /s/ Consolacion Padama
------------------------------      ------------------------------
Norbolita Sapiandante               Consolacion Padama

/s/ Barbara Gale                    /s/ Debra Bowman
------------------------------      ------------------------------
Barbara Gale                        Debra Bowman


/s/ Robin Necke                     HFV HOLDINGS, LLC
------------------------------
Robin Necke                         By _______________________,
                                       its Manager



                                    By: /s/ Andrew H. McQuarrie
                                       --------------------------
                                       Andrew H. McQuarrie (title)
                                       Vice President


NASSAU CAPITAL PARTNERS II L.P.     PARIBAS NORTH AMERICA, INC.
By Nassau Capital L.L.C
  -------------------------,
   its general partner


By: /s/ John G. Quigley             By: /s/ John G. Martinez
   ---------------------------         ---------------------------
    Member           (title)            JOHN G. MARTINEZ  (title)
                                        FINANCIAL CONTROLLER


PHOENIX HOME LIFE                   PMI MEZZANINE FUND, L.P.
MUTUAL INSURANCE COMPANY            By _____________________,
                                       its general partner


By: [SIGNATURE ILLEGIBLE] ^^        By: /s/ Schuyler G. Lance
   ---------------------------         ---------------------------
                     (title)            Schuyler G. Lance, (title)
                                        Principal

GS PRIVATE EQUITY                   GS PRIVATE EQUITY
PARTNERS, L.P.                      PARTNERS OFFSHORE, L.P.
By GS PRIVATE EQUITY MANAGEMENT,    By GS PRIVATE EQUITY MANAGEMENT
   LLC                                 OFFSHORE, INC:
  ----------------------------        ----------------------------
   its general partner                    its general partner


By GSAM GEN - PARLLC (its managing member)


By: /s/ Donald Opatrny              By: /s/ Donald Opatrny
   ---------------------------         ---------------------------
    DONALD OPATRNY   (title)            DONALD OPATRNY    (title)

SUTRO INVESTMENT PARTNERS V, LLC    NAS PARTNERS I LLC
By Sutro Group, Inc.                By John G. Quigley
  ---------------------------,      ----------------------------,
   its Manager                            its Manager


By: [SIGNATURE ILLEGIBLE] ^^        By: [SIGNATURE ILLEGIBLE] ^^
   ---------------------------         ---------------------------
                     (title)                              (title)


     The undersigned, Karen B. Kaplan, spouse of William Scott, hereby consents to the foregoing agreement.



                                    /s/ Karen B. Kaplan
                                    ------------------------------
                                    Karen B. Kaplan

                                   EXHIBIT A

                             Addresses for Notice
                             --------------------


If to Heritage,
Heritage Investors, L.L.C.
or Heritage Fund II
Investment Corporation:       c/o Heritage Partners, Inc.
                              30 Rowes Wharf, Suite 300
                              Boston, MA  02110
                              Attn:  Mark J. Jrolf

                              with a copy to:

                              Choate, Hall & Stewart
                              Exchange Place
                              53 State Street
                              Boston, Massachusetts  02109
                              Attn:  Stephen M. L. Cohen, Esq.

If to RS, SS, Keith Abrahams,
Stacy Abrahams or Joshua
Snukal:                       Mr. Robert Snukal
                              c/o Fountain View Management, Inc.
                              11900 W. Olympic Blvd.
                              Los Angeles, CA 90064

                              with a copy to:

                              David Bloom, Esq.
                              Law Offices of David Bloom
                              3325 Wilshire Boulevard, 9th Floor
                              Los Angeles, CA  90010

If to Scott:                  William C. Scott
                              12612 Promontory Road
                              Los Angeles, CA  90049

If to Nassau Capital
Partners II L.P.
NAS Partners I LLC:           c/o Nassau Capital Funds L.P.
                              22 Chambers Street
                              Princeton, NJ  08542
                              Attn:  Mr. Thomas Barnds

If to Sutro Investment
Partners V, LLC:              c/o Sutro & Co., Incorporated
                              11150 Santa Monica Boulevard
                              Suite 1500
                              Los Angeles, CA  90025
                              Attn:  Mr. Joseph A. Boystack

If to Paribas North
America, Inc.:                c/o Paribas
                              787 7th Avenue
                              New York, NY  10019
                              Attn:  Mr. Steve Alexander

If to HFV Holdings, LLC:      HFV Holdings, LLC
                              824 Market Street, Suite 900
                              Wilmington, DE  19801
                              Attn:  Mr. Andrew H. McQuarrie

                              with a copy to:

                              The Hillman Company
                              1900 Grant Building
                              Pittsburgh, PA  15219
                              Attn:  H. Vaughan Blaxter, III
                              and Mr. R. Alan Wright

If to GS Private Equity
Partners, L.P.
GS Private Equity Partners
c/o Goldman Sachs & Co.
Offshore, L.P.:               85 Broad Street
                              New York, NY  10004
                              Attn:  Ms. Elizabeth Varley Camp

If to Phoenix Home Life
Mutual Insurance Company:     c/o Phoenix Duff & Phelps
                              56 Prospect Street
                              Hartford, CT  06115
                              Attn:  Mr. Paul Chute

If to PMI Mezzanine
Fund, L.P.:                   c/o Pacific Mezzanine Group
                              610 Newport Center Drive
                              Suite 1100
                              Newport Beach, CA  92660
                              Attn:  Mr. Sky Lance

If to the Company:            Fountain View Management, Inc.
                              11900 W. Olympic Blvd.
                              Los Angeles, CA 90064
                              Attn: President
                              with copies to: Heritage, RS and Choate, Hall &
                              Stewart, in each case at their respective addresses set forth above

                                 EXHIBIT 2.03


     The following constitute the Base Case, Mid Case and Target Case, at the indicated times (all numbers in thousands):

    Determination Date      Base Case  Mid Case   Target Case
    ------------------      ---------  ---------  -----------
4/1/98 through 6/30/98        126,534    136,345      140,167

7/1/98 through 9/30/98        133,101    157,055      171,750

10/1/98 through 12/31/98      139,667    177,765      203,333

1/1/99 through 3/31/99        146,234    198,476      234,916

4/1/99 through 6/30/99        152,801    219,186      288,499

7/1/99 through 9/30/99        173,526    243,074      298,999

10/1/99 through 12/31/99      194,252    266,982      331,498

1/1/00 through 3/31/00        214,977    290,850      363,998

4/1/00 through 6/30/00        235,702    314,738      396,497

7/1/00 through 9/30/00        245,053    340,397      430,655

10/1/00 through 12/31/00      254,403    366,056      464,812

1/1/01 through 3/31/01        263,754    391,714      498,970

4/1/01 through 6/30/01        273,104    417,373      533,127

7/1/01 through 9/30/01        287,174    450,009      577,406

10/1/01 through 12/31/01      301,244    482,645      621,685

1/1/02 through 3/31/02        315,314    515,281      665,964

4/1/02 through 6/30/02        329,384    547,917      710,243

7/1/02 through 9/30/02        345,976    576,531      746,058

10/1/02 through 12/31/02      362,568    605,145      781,874

1/1/03 through 3/31/03        379,159    633,759      817,689

4/1/03 through 6/30/03        395,751    662,373      853,504

7/1/03 through 9/30/03        420,485    716,191      938,854

10/1/03 through 12/31/03      445,220    770,009    1,024,205

1/1/04 through 3/31/04        469,954    823,825    1,109,555

4/1/04 through 6/30/04        494,689    877,644    1,194,908

7/1/04 through 9/30/04        525,607    948,953    1,314,396

10/1/04 through 12/31/04      556,525  1,020,261    1,433,887


    Determination Date      Base Case  Mid Case   Target Case
    ------------------      ---------  ---------  -----------
1/1/05 through 3/31/05        587,443  1,091,570    1,553,377

4/1/05 through 6/30/05        618,361  1,162,878    1,672,868

7/1/05 through 9/30/05        657,008  1,257,362    1,840,155

10/1/05 through 12/31/05      695,658  1,351,846    2,007,441

1/1/06 through 3/31/06        734,304  1,446,330    2,174,728

4/1/06 through 6/30/06        772,951  1,540,814    2,342,015

7/1/06 through 9/30/06        821,261  1,666,005    2,576,216

10/1/06 through 12/31/06      869,570  1,791,196    2,810,418

1/1/07 through 3/31/07        917,880  1,916,388    3,044,619

4/1/07 through 6/30/07        966,189  2,041,579    3,278,821

7/1/07 through 9/30/07      1,026,576  2,207,457    3,606,703

10/1/07 through 12/31/07    1,086,963  2,373,335    3,934,585

1/1/08 through 3/31/08      1,147,349  2,539,214    4,262,467

4/1/08 through 6/30/08      1,207,736  2,705,092    4,590,349

7/1/08 through 9/30/08      1,283,220  2,924,881    5,049,384

10/1/08 through 12/31/08    1,358,703  3,144,669    5,508,419

1/1/09 through 3/31/09      1,434,187  3,364,458    5,967,454

4/1/09 through 6/30/09      1,509,670  3,584,247    6,426,489

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